Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

Letter of Transmittal

The Western Union Company

Offer to Exchange

All Outstanding 5.253% Notes due 2020

(CUSIP Nos. 959802 AK 5 and U95769 AF 9)

for

5.253% Notes due 2020

That Have Been Registered Under the Securities Act of 1933

PURSUANT TO THE PROSPECTUS DATED                     , 2010

The exchange offer will expire at              p.m., New York City time, on                     , 2010, unless extended by The Western Union Company (such date and time, as they may be extended, the “expiration date”). Outstanding notes tendered before the expiration date may be withdrawn at any time before the expiration date.

Delivery to:

Wells Fargo Bank, N.A.

As Exchange Agent

By Registered or Certified Mail:	By Hand or Overnight Courier:

Wells Fargo Bank, National Association Attn: Connell/Rubin Sixth Street and Marquette Avenue N9303-110 Minneapolis, MN 55479	Wells Fargo Bank, National Association Attn: Connell/Rubin Sixth Street and Marquette Avenue N9303-110 Minneapolis, MN 55479

By Facsimile (for eligible institutions only):	For informational requests:
(612) 667-2160	Wells Fargo Bondholder Communications (800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated , 2010 (the “prospectus”), of The Western Union Company, a Delaware corporation (the “Company”), and this letter of transmittal (this “letter of transmittal”), which together constitute the Company’s offer (the “exchange offer”) to holders of its outstanding 5.253% notes due 2020 (the “outstanding notes”) an opportunity to exchange the outstanding notes for an equivalent principal amount of new notes due April 1, 2020 (the “exchange notes”), upon the terms and subject to the conditions described in the prospectus and this letter of transmittal. The exchange notes will have terms identical to the outstanding notes, except that the exchange notes will not contain transfer restrictions or be subject to registration rights or additional interest provisions.

The exchange offer is subject to the conditions described in the prospectus.

Exchange notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000.

The exchange notes will initially be limited to $324,921,000 in aggregate principal amount. We may issue additional exchange notes as described in the prospectus.

This letter of transmittal is to be completed by a holder of outstanding notes if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the captions “The Exchange Offer — Procedures for Tendering Outstanding Notes” and “— Book-Entry Transfers” of the prospectus and an agent’s message (as defined below) is not delivered. Outstanding notes tendered before the expiration date may be withdrawn at any time prior to the expiration date. See the section of the prospectus entitled “The Exchange Offer — Terms of the Exchange Offer,” “— Procedures for Tendering Outstanding Notes” and “— Withdrawal Rights” for a more complete description of the tender and withdrawal provisions. Tenders by book-entry transfer also may be made by delivering an agent’s message in lieu of this letter of transmittal. The term “agent’s message” means a message transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of outstanding notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”), which states that DTC has received an express acknowledgment from the tendering participant stating that such participant has received and agrees to be bound by this letter of transmittal and that the Company may enforce this letter of transmittal against such participant. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of outstanding notes, letters of transmittal and all other required documents is at the election and risk of the holders. If such delivery is by mail, it is recommended that you use registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or outstanding notes should be sent to the Company or anyone other than the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

List below the outstanding notes to which this letter of transmittal relates. If the space provided below is inadequate, the principal amount of outstanding notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES
1 Names and Address(es) of Holder(s)	2 Aggregate Principal Amount of Outstanding Notes	3 Principal Amount of Outstanding Notes Tendered*

*  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the outstanding notes represented by the outstanding notes indicated in column 2. See Instruction 2. Outstanding notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐	CHECK HERE TO CONFIRM THAT THE UNDERSIGNED, OR THE BENEFICIAL OWNER (AS DEFINED BELOW) ON BEHALF OF WHICH THE UNDERSIGNED IS ACTING, REPRESENTS, WARRANTS AND AGREES AS SET FORTH IN THE HOLDER REPRESENTATIONS (AS DEFINED BELOW) BEGINNING ON PAGE [4] OF THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

By crediting the outstanding notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the Exchange Agent an agent’s message in which the holder of the outstanding notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such outstanding notes all provisions of this letter of transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the Exchange Agent.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of outstanding notes indicated above. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such outstanding notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints Wells Fargo Bank, N.A. the Exchange Agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered outstanding notes with full power of substitution to:

•

deliver such outstanding notes, or transfer ownership of such outstanding notes on the account books maintained by DTC, to the Company and delivery all accompanying evidences of transfer and authenticity, and

•	present such outstanding notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned acknowledges that the Company’s acceptance of outstanding notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the outstanding notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned also acknowledges that the exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the exchange notes issued pursuant to the exchange offer in exchange for the outstanding notes may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act of 1933, the “Securities Act”) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holder’s business and such holder has no arrangement with any person to participate in a distribution of such exchange notes. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the outstanding notes tendered hereby. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section of the prospectus entitled “The Exchange Offer — Withdrawal Rights.”

The undersigned, by submitting this letter of transmittal, or agreeing to the terms of this letter of transmittal pursuant to an agent’s message, is deemed to acknowledge, represent, warrant and agree as follows (the “holder representations”):

(1) the outstanding notes have been and any exchange notes to be received by it will be acquired in the ordinary course of its business;

(2) it has no arrangement or understanding with any person to participate and is not engaged and does not intend to engage in the distribution (within the meaning of the Securities Act) of the exchange notes;

(3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Company;

(4) it is not a broker-dealer tendering outstanding notes that it acquired in exchange for the Company’s 5.400% Notes due 2011 acquired directly from the Company for its own account; and

(5) if it is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes that were acquired as a result of market-making or other trading activities, then it will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange notes.

The acknowledgments, representations, warranties and agreements of a holder tendering outstanding notes will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date. For purposes of this letter of transmittal, the “beneficial owner” of any outstanding notes means any holder that exercises investment discretion with respect to those outstanding notes.

If the “Special Delivery Instructions” box (below) is completed, please credit the DTC account for any book-entry transfers of outstanding notes not accepted for exchange into the account so indicated.

The undersigned recognizes that the Company has no obligation under the “Special Delivery Instructions” provision of this letter of transmittal to effect the transfer of any outstanding notes thereof if the Company does not accept any of the principal amount of the outstanding notes tendered pursuant to this letter of transmittal.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if outstanding notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. Complete the accompanying Substitute Form W-9 or appropriate Internal Revenue Service (“IRS”) Form W-8.

Credit unexchanged outstanding notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, If Applicable)

IMPORTANT: This letter of transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent prior to             , New York City time, on the expiration date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE, HOLDERS OF OUTSTANDING NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 OR APPROPRIATE IRS FORM W-8)

Signature of Owner

  Date:

  Area Code and Telephone Number:

This letter of transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s):

(Please Type or Print)

  Capacity:

  Address:

(Including Zip Code)

  Principal place of business (if different from address listed above):

(Including Zip Code)

  Area Code and Telephone No.: (        )

  Taxpayer Identification or Social Security Numbers:

Signature Guarantee

(If Required by Instruction 3)

  Signature(s) Guaranteed By

  An Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

  Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Notes.

This letter of transmittal (this “letter of transmittal”) is to be completed by holders of outstanding notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the prospectus entitled “The Exchange Offer — Procedures for Tendering Outstanding Notes” and “— Book-Entry Transfers” and an agent’s message is not delivered. Tenders by book-entry transfer also may be made by delivering an agent’s message in lieu of this letter of transmittal. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, stating that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this letter of transmittal and that the Company may enforce this letter of transmittal against such participant. Book-Entry Confirmation as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile hereof or agent’s message in lieu thereof) and any other documents required by this letter of transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date. Outstanding notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.

The method of delivery of this letter of transmittal, the outstanding notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If outstanding notes are sent by regular U.S. mail, it is recommended that registered mail, properly insured, with return receipt requested be used. In all cases, sufficient time should be allowed to assure timely delivery. See the section of the prospectus entitled “The Exchange Offer.”

2. Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the outstanding notes are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of outstanding notes to be tendered in the box above entitled “Description of Outstanding Notes — Principal Amount of Outstanding Notes Tendered.” ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on this Letter of Transmittal; Bond Powers; Guarantee of Signatures.

If this letter of transmittal is signed by the holder of the outstanding notes tendered hereby, the signature must correspond exactly with the name on DTC’s security position listing as the holder of such outstanding notes without any change whatsoever.

If any tendered outstanding notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

If any tendered outstanding notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names.

When this letter of transmittal is signed by the registered holder or holders of the outstanding notes specified herein and tendered hereby, no bond powers are required. If, however, the exchange notes are to be issued, or any untendered outstanding notes are to be reissued, to a person other than the registered holder, then separate bond powers are required.

If this letter of transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (A “MEDALLION GUARANTOR”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY A MEDALLION GUARANTOR, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

An “Eligible Institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Exchange Act (as the terms are defined in such Rule 17Ad-15):

•	a bank;

•	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•	a credit union;

•	a national securities exchange, registered securities association or clearing agency; or

•	a savings institution that is a participant in a Securities Transfer Association recognized program.

4. Special Delivery Instructions.

Note holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such outstanding notes not exchanged will be returned to the name and address of the person signing this letter of transmittal.

5. Taxpayer Identification Number and Backup Withholding.

Federal income tax law generally requires that a tendering holder whose outstanding notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”), which, in the case of a holder who is an individual, is generally such holder’s Social Security Number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

In order to prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying under penalties of perjury that (i) the TIN provided is correct (or that such holder is awaiting a TIN); (ii) the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding; and (iii) the holder is a U.S. person (including a U.S. resident alien).

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9. Backup withholding may begin immediately and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the outstanding notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder should write “Exempt” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from U.S. federal withholding tax and backup withholding, such person must submit an appropriate IRS Form W-8 signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6. Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of outstanding notes to it or its order pursuant to the exchange offer. If, however, exchange notes and/or substitute outstanding notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the outstanding notes tendered hereby, or if tendered outstanding notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of outstanding notes to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. Waiver of Conditions.

The Company reserves the right (subject to the limitations described in the prospectus) to waive satisfaction of any or all conditions enumerated in the prospectus prior to the expiration date.

8. No Conditional Tenders; Defects.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of outstanding notes, by execution of this letter of transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their outstanding notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of outstanding notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

Any holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Withdrawal Rights.

Outstanding notes tendered before the expiration date may be withdrawn at any time prior to the expiration date. For a withdrawal of outstanding notes tendered before the expiration date to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to , New York City time, on the expiration date. Outstanding notes tendered after the expiration date may not be withdrawn unless required by law.

Any notice of withdrawal must:

•

specify the name of the person having tendered the outstanding notes to be withdrawn and, if different, the name of the registered holder of such outstanding notes (or, in the case of outstanding notes tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position as the owner of such outstanding notes);

•	identify the outstanding notes to be withdrawn (including the principal amount of such outstanding notes);

•

unless transmitted through ATOP, be signed by the holder of such outstanding notes in the same manner as the original signature on this letter of transmittal, including any required signature guarantees (or, in the case of outstanding notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed in the applicable agent’s message), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such outstanding notes; and

•

if this letter of transmittal was executed by a person other than the registered holder, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer, and no exchange notes will be issued with respect thereto unless the outstanding notes so withdrawn are validly retendered. Any outstanding notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of outstanding notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the prospectus entitled “The Exchange Offer — Book-Entry Transfers”; such outstanding notes will be credited to an account maintained with DTC for the outstanding notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following the procedures described above at any time prior to             , New York City time, on the expiration date.

11. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus, this letter of transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated. A holder of outstanding notes may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the exchange offer.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES

PAYOR’S NAME: The Bank of New York and/or U.S. Bank National Association
Name (as shown on your income tax return)
Business name, if different from above.

Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other
☐ Limited Liability Company. Enter the tax classification (D=Disregarded entity, C=Corporation, P=Partnership)

Address (number, street, and apt. or suite no.)
City, state, and ZIP code
SUBSTITUTE Form W-9 Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE “APPLIED FOR”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN (Social Security Number or Employee Identification Number)

Part 2 — For Payees Exempt From Backup Withholding

(See Instruction 5)

Part 3 — Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (defined in the enclosed guidelines).

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of a failure to report all interest and dividends on your tax return.

SIGNATURE

DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the NAME AND SOCIAL SECURITY NUMBER OF —
1.	An individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account, or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the NAME AND EMPLOYER IDENTIFICATION NUMBER OF —

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, education, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your social security number.

(4)	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal, representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

INSTRUCTIONS TO GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct TIN to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt or contributions you made to an individual retirement arrangement. Use Substitute Form W-9 to give your correct TIN to the payor and, when applicable, (1) to certify that the TIN you are giving is correct (or you are waiting for a number to be issued to you), (2) to certify that you are not subject to backup withholding, (3) to certify that you are a U.S. person or (4) to claim exemption from backup withholding if you are an exempt payee. The TIN must match the name given on the Substitute Form W-9.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in U.S. Treasury regulations section 301.7701-7).

Foreign Person

If you are a foreign person, do not use the Substitute Form W-9. Instead, use the appropriate IRS Form W-8 (see IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident Alien Individuals Who Become Resident Aliens

If you are a resident alien individual who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to the Substitute Form W-9 that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for a social security number, obtain IRS Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or on-line at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number or IRS Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get IRS Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.

If you do not have a number, write “Applied For” in the space for the TIN in Part 1, sign and date the Substitute Form W-9, and return it to the payor. Backup withholding may apply until you furnish your TIN to the payor.

Certification

You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the payor, you must cross out item 2 in Part 3 before signing the Substitute Form W-9. For a joint account, only the person whose TIN is shown in Part 1 of the Substitute Form W-9 should sign. Exempt payees see “Payees and Payments Exempt from Backup Withholding,” below.

Payees and Payments Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), any individual retirement arrangement, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest to the exempt payees listed above, other than a futures commission merchant registered with the Commodity Futures Trading Commission, are exempt from backup withholding.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD COMPLETE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, ENTER YOUR NAME AS DESCRIBED ABOVE AND CHECK THE APPROPRIATE BOX FOR YOUR STATUS, THEN WRITE “EXEMPT” ON THE LINE IN PART 2 OF THE SUBSTITUTE FORM W-9, SIGN AND DATE THE FORM, AND SUBMIT IT TO THE PAYOR.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and their regulations.

Privacy Act Notice

Section 6109 of the Code requires recipients of dividend, interest, or other payments to give their correct TINs to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of the recipient’s tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. The payor must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to the payor. The penalties described below may also apply.

Penalties

(1)	Penalty for Failure to Furnish TIN. If you fail to furnish your correct TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of TINs. If the payor discloses or uses TINs in violation of federal law, the payor may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Only manually signed copies of this letter of transmittal will be accepted. This letter of transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of the addresses set forth below.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, N.A.

By Registered or Certified Mail:	By Hand or Overnight Courier:

Wells Fargo Bank, National Association Attn: Connell/Rubin Sixth Street and Marquette Avenue N9303-110 Minneapolis, MN 55479	Wells Fargo Bank, National Association Attn: Connell/Rubin Sixth Street and Marquette Avenue N9303-110 Minneapolis, MN 55479

By Facsimile (for eligible institutions only): (612) 667-2160	For informational requests: Wells Fargo Bondholder Communications (800) 344-5128

Questions and requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the telephone numbers and address listed above. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.